SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           CURRENT REPORT ON FORM 8-K

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




                          Date of Report: June 3, 1997
                        (Date of Earliest event reported)


                         *******************************


                          MEDIZONE INTERNATIONAL, INC.
                          ----------------------------

             (Exact name of Registrant as specified in its charter)




Nevada                           2-93277-D                          87-0412648
State of                         Commission                         IRS Taxpayer
Incorporation                    Registration No.                   I.D. Number




            21 Cummings Park, Suite 274, Woburn, Massachusetts 01801
            --------------------------------------------------------
                     Address of Principal executive offices


                  Registrant's telephone number: (617) 908-6366
                                                 --------------

Item 5.   Other Events
          ------------


     Medizone International, Inc. (the "Registrant") announced today that during its investigation into the conduct of the Registrant's operations during the tenure of Joseph S. Latino, Ph.D. as the Registrant's Chairman, President and Director of Research, it learned that human trials of the Registrant's ozone therapy on patients infected with either Acquired Immunodeficiency Syndrome
(AIDS) or Hepatitis B (chronic active) at the University of Naples had not been authorized by, or commenced at, that institution.

     The Registrant intends to make corrective disclosure in an amendment to its Form 10K for the period ended December 31, 1996 as soon as its audit for the year is completed.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, one of its officers thereunto duly authorized.


Dated:  New York, NY
        June 4, 1997

                                         MEDIZONE INTERNATIONAL, INC.




                                         By: s/Kenneth Gropper
                                            ------------------------------------
                                               Kenneth Gropper